Investor Handouts

Sterne Agee

Financial Services Symposium

February 9 & 10, 2010

FORWARD - LOOKING STATEMENTS

Today’s presentation may contain “forward-looking statements” which may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,”
“planned,” “estimated,” and “potential.”  Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors which could cause actual results to differ materially from these estimates.  These factors include, but are not limited to:

general and local economic conditions;

changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition;

changes in accounting principles, policies, or guidelines;

changes in legislation or regulation; and

other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services.

Any or all of our forward-looking statements in today’s presentation or in any other public statements we make may turn out to be wrong.  They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties.  Consequently, no forward-looking statements can be guaranteed.  We disclaim any obligation to subsequently revise any forward-
looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events.

Overview

Headquartered in Westfield, MA

11 branch offices located
throughout Hampden County

Strategic Focus is Commercial &
Industrial Relationships

Did not participate in TARP

Commercial and Industrial Relationships
(C & I)

Non-Real Estate

Owner-Occupied Commercial Real Estate

WB has developed the capital, expertise,
culture, & reputation to support business
development.

Westfield Bank has not conducted any
subprime lending programs

Strategic Focus

2009 Financial Highlights

Very well capitalized.  Stockholders’
equity/total asset ratio of 20.76%

Net income of $5.5 million, or $0.18
diluted EPS for 2009

Deposits increased by $60 million, or 10%

Commercial real estate loan growth of
$5.2 million, or 2.3%

2009 Financial Highlights

Slight Margin Compression:

            3.04% in 2009 compared to 3.23%

            in 2008

Nonperforming loans/total loans of
1.15%

Allowance loan loss/total loans of
1.60%

Capital Management

Possible uses of capital:

   Repurchase shares of our common stock

Pay dividends to shareholders

Fund organic growth or leverage the
balance sheet

Finance acquisitions of other financial
institutions or other businesses related to
banking

Stock Repurchase Plan

On January 22, 2008 the Board of Directors
approved a repurchase plan to buy back
3.2 million shares or 10%

As of December 31, 2009 Westfield Financial
had repurchases of 2.6 million shares

Dividends Paid to
Shareholders

                           2009

                  Regular Dividends                                        $ 0.20

                  Special Dividends                                              0.30

                  Calendar Year 2009                              $ 0.50

                           2008

                  Regular Dividends                                $ 0.20

                  Special Dividends                                                 0.40

                  Calendar Year 2008                               $ 0.60

Total Assets

797

805

997

1,039

1,109

1,191

$700

$800

$900

$1,000

$1,100

$1,200

$1,300

Dec

-

04

Dec

-

05

Dec

-

06

Dec

-

07

Dec

-

08

Dec

-

09

Stockholders’ Equity /
Total Assets
The decrease in equity was primarily due to the stock
repurchase program, along with regular and special
dividends

14.83

14.39

29.03

27.56

23.44

20.76

0.00

10.00

20.00

30.00

40.00

Dec

-

04

Dec

-

05

Dec

-

06

Dec

-

07

Dec

-

08

Dec

-

09

Residential Real Estate $99.1 21%
Commercial & Industrial Loans $145.0 30%
Consumer Loans $3.2 1%
Commercial Real Estate (owner occupied) $129.7 27%
Commercial Real Estate (non-owner occupied) $99.3 21%

Total Loan Portfolio
December 2009
(dollars in millions)

DELINQUENCIES 30 – 89: $312,772 (3 BORROWERS)

NON ACCRUAL: $3.7 MILLION (2 BORROWERS)

2009 INCLUDES CUSTOMERS DECREASING USAGE ON LINES OF CREDIT OF $5.1 MILLION

In Millions
$160
$120
$80
$40
$0
95
100
100
117
154
145
Dec 04
Dec 05
Dec 06
Dec 07
Dec 08
Dec 09

Commercial & Industrial
Loans

Commercial Real Estate
Loans

OWNER OCCUPIED  42.5%

NON-OWNER  OCCUPIED   32.9%

APARTMENT & MULTI FAMILY
12.5%

ACCOMMODATION SERVICES
6.5%

ALL OTHER REAL ESTATE  5.6%

DELINQUENCIES 30 – 89:
$722,066

(2 BORROWERS)

NONACCRUAL: $782,417

(2 BORROWERS)

Nonperforming Loans

2.2

1.9

1.0

1.2

8.8

5.5

$0

$2

$4

$6

$8

$10

Dec

-

04

Dec

-

05

Dec

-

06

Dec

-

07

Dec

-

08

Dec

-

09

Percentage
2.50
2.00
1.50
1.00
0.50
0.00
1.38
1.83
1.54
1.51
1.66
1.60
0.69
1.83
1.22
1.34
1.33
1.15
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Allowance for loan loss as a percent of total loans
Nonperforming loans as a percent of total loans

Asset Quality Ratios

Equity Securities
$6.5
1%
Private Label
Mortgage Backed
Securities
$13.5
2%
Government
Sponsored Enterprise
Debt
$45.6
8%
Massachusetts
Municipal Bonds
$36.4
6%
GSE Mortgage Backed
Securities
$512.1
83%

Securities Portfolio
December 2009
(dollars in millions)

91%
1%
5%
1%
1%
1%
Treasury/Agency
AAA
AA & A
Less than A
Split Ratings
Not Rated

Securities Portfolio
December 2009

PRIVATE LABEL
MBS

BOOK:  $15.3 MILLION

MARKET:  $13.1
MILLION

Short & Long Term
Borrowings
$288.3
31%
Commercial
Checking
$33.6
4%
Retail Checking
$116.9
12%
Savings & Money
Markets
$154.9
16%
Term Deposits
$342.6
37%

Balance Sheet Funding
December 2009
(dollars in millions)

Total Deposits
 In 2007 and 2008 management placed less emphasis on
gather time deposits in favor of alternative funding

613

623

627

603

588

648

$560

$580

$600

$620

$640

$660

Dec

-

04

Dec

-

05

Dec

-

06

Dec

-

07

Dec

-

08

Dec

-

09

Short and Long Term
Borrowings

60

59

73

137

223

288

$0.00

$50.00

$100.00

$150.00

$200.00

$250.00

$300.00

$350.00

Dec

-

04

Dec

-

05

Dec

-

06

Dec

-

07

Dec

-

08

Dec

-

09

Millions
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
6.3
6.2
4.7
8.7
6.7
5.5
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09

Net Income

Diluted Earnings Per Share

0.20

0.20

0.15

0.29

0.23

0.18

$0.00

$0.05

$0.10

$0.15

$0.20

$0.25

$0.30

$0.35

Dec

-

04

Dec

-

05

Dec

-

06

Dec

-

07

Dec

-

08

Dec

-

09

Net Interest Margin
(fully taxable equivalent basis)

3.24

3.23

3.17

3.11

3.07

3.04

0.00

1.00

2.00

3.00

4.00

Sep

-

08

Dec

-

08

Mar

-

09

Jun

-

09

Sep

-

09

Dec

-

09

200
150
100
50
Index Value
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
Westfield Financial, Inc.
Russell 2000
NASDAQ Bank

Total Return
Performance

WESTFIELD
FINANCIAL, INC

Thank You